EXHIBIT A

AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of Common Stock of Gritstone bio, Inc.

Date:	September 21, 2021	FRAZIER HEALTHCARE VII, L.P.
By FHM VII, L.P., its general partner
By FHM VII, L.L.C., its general partner

		By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date:	September 21, 2021	FRAZIER HEALTHCARE VII-A, L.P.
By FHM VII, L.P., its general partner
By FHM VII, L.L.C., its general partner

		By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date:	September 21, 2021	FHM VII, L.P.
By FHM VII, L.L.C., its general partner

		By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date:	September 21, 2021	FHM VII, L.L.C.

		By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date:	September 21, 2021	FRAZIER LIFE SCIENCES PUBLIC FUND L.P.
By: FHMLSP, L.P., its General Partner
By: FHMLSP, L.L.C., its General Partner

		By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date:	September 21, 2021	FHMLSP, L.P.
By: FHMLSP, L.L.C., its General Partner

		By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date:	September 21, 2021	FHMLSP, L.L.C.

		By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date:	September 21, 2021	By:	*
James Topper

Date:	September 21, 2021	By:	*
Patrick Heron

Date:	September 21, 2021	By:	*
Nader Naini

Date:	September 21, 2021	By:	*
Nathan Every

Date:	September 21, 2021	By:	*
Brian Morfitt

Date:	September 21, 2021	By:	*
Alan Frazier

Date:	September 21, 2021	By:	**
Albert Cha

Date:	September 21, 2021	By:	**
James Brush

Date:	September 21, 2021	*By:	/s/ Steve R. Bailey
Steve R. Bailey, as Attorney-in-Fact

*	This Schedule 13G was executed by Steve R. Bailey on behalf of the individuals listed above pursuant to a Power of Attorney, a copy of which was filed with the SEC on March 29, 2016.
**	This Schedule 13G was executed by Steve R. Bailey on behalf of the individuals listed above pursuant to a Power of Attorney, a copy of which was filed with the SEC on August 16, 2021.